                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                           GOVERNMENT SECURITIES FUND

     Van Kampen Government Securities Fund's (the "Fund") investment objective is to provide investors with high current return consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

     The Fund is organized as the sole diversified series of the Van Kampen Government Securities Fund, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated January 31, 2006 and Class I Shares are subject to a separate prospectus dated January 31, 2006 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information, and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for the hearing impaired).

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
General Information.........................................      B-2
Investment Objective, Investment Strategies and Risks.......      B-4
Strategic Transactions......................................      B-12
Investment Restrictions.....................................      B-18
Trustees and Officers.......................................      B-22
Investment Advisory Agreement...............................      B-32
Fund Management.............................................      B-35
Other Agreements............................................      B-37
Distribution and Service....................................      B-38
Transfer Agent..............................................      B-43
Portfolio Transactions and Brokerage Allocation.............      B-44
Shareholder Services........................................      B-46
Redemption of Shares........................................      B-48
Contingent Deferred Sales Charge-Class A....................      B-49
Waiver of Contingent Deferred Sales Charges.................      B-49
Taxation....................................................      B-51
Fund Performance............................................      B-56
Other Information...........................................      B-61
Financial Statements........................................      B-69

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 31, 2006.
                                                                   GOVT SAI 1/06

                              GENERAL INFORMATION

     The Fund was originally incorporated under the name American Capital Government Securities Fund, Inc. as a Maryland corporation on March 5, 1984. As of August 5, 1995, the Fund was renamed Van Kampen American Capital Government Securities Fund and was reorganized as a series of the Trust. The Trust is a statutory trust originally organized under the name Van Kampen American Capital Government Securities Fund under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of January 3, 2006, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund, except as follows:

                                                                               Approximate
                                                                              Percentage of
                                                                Class         Ownership on
Name and Address of Holder                                    of Shares      January 3, 2006
--------------------------                                    ---------      ---------------
PFPC Brokerage Services                                           A                 7%
FBO Primerica Financial Services                                  B                23%
760 Moore Road                                                    C                 7%
King of Prussia, PA 19406-1212

Morgan Stanley DW Inc.                                            B                 8%
2000 Westchester Avenue                                           C                 7%
Purchase, NY 10577                                                I               100%

MLPF&S for the sole benefit of its customers                      C                10%
Attn: Fund Administration
4800 Deer Lake Drive
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.                                     C                 8%
Attn: Cindy Tempesta
333 W. 34th Street
New York, NY 10001-2402

                             INVESTMENT OBJECTIVE,
                        INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption, "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

DURATION

     While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of three to eight years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

INVERSE FLOATING RATE OBLIGATIONS

     The Fund may invest up to 10% of its net assets in "inverse floating rate obligations." Inverse floating rate obligations ("Inverse Floaters") are fixed income securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse Floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. Higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause Inverse Floaters to decline in value. Inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in the prepayment rates on the related underlying mortgage assets.

MORTGAGE-RELATED SECURITIES

     One type of mortgage-related security in which the Fund invests is that which is issued or guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself. One such type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which the Fund may invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA CERTIFICATES

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Fund will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA SECURITIES

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC SECURITIES

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

FORWARD COMMITMENTS

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment.

     Relative to a Forward Commitment purchase, the Fund segregates cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having aggregate value at least equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the amounts segregated may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Fund owns or has the right to acquire. In either circumstance, the Fund segregates either the security covered by the Forward Commitment or cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INTEREST RATE TRANSACTIONS

     The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

     The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into an interest rate swap on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The accounting treatment used by the Fund for mortgage pool forward commitments now reflects them as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher during the last two fiscal years than in previous fiscal years.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code") for qualification as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a seller of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally.

     The Fund will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options. The Fund may purchase either listed or over-the-counter options.

OVER THE COUNTER OPTIONS

     The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will segregate the Treasury bills so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market to maintain its cover. A mortgage-related security held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

INTEREST RATE FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission under which the Fund would be exempt from registration as a "commodity pool."

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits or LIBOR.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of mortgage-related and U.S. government securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contracts exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceeds 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as the sale of, a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges, or are held or written on one or more accounts, or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities equals its net outstanding obligation.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the

Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Make any investment in real estate, commodities or commodities contracts, except that the Fund may purchase or sell securities which are secured by real estate, and engage in transactions in interest rate futures contracts and options on futures contracts as described under Investment Restriction Number 13 below.

      3. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers, all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      4. Make loans of money or securities, except that the Fund may invest (a) by investment in repurchase agreements in accordance with applicable requirements set forth in the Fund's Prospectus or herein or (b) by lending its portfolio securities in amounts not to exceed 10% of the Fund's total assets, provided that such loans are secured by cash collateral that is at least equal to the market value. The Fund will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale and which are not readily marketable) held by the Fund, exceeds 10% of the market or other fair value of its total net assets.

      5. Make short sales of securities, unless at the time of the sale the Fund owns an equal amount of such securities. Notwithstanding the foregoing, the Fund may make short sales by entering into forward commitments for hedging or cross-hedging purposes and engage in transactions in options, futures contracts and options on futures contracts.

      6. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with options, interest rate futures contracts or options on futures contracts transactions is not considered the purchase of a security on margin.

      7. Invest in warrants or rights except where acquired in units or attached to other securities. This restriction does not apply to options, futures contracts or options on futures contracts.

      8. Invest in securities of any company if any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.

      9. Invest in interests in oil, gas, or other mineral exploration or development programs.

     10. Invest more than 5% of its assets in the securities of any one issuer (except the U.S. government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 5% of the market or other fair value of its total assets; or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Margin deposits or payments in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed to be a pledge or other encumbrance.

     12. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities. Restricted securities are securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public. Excluded from this limitation are securities purchased by the Fund of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     13. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in interest rate futures contracts and options on interest rate futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not purchase futures contracts or options on futures contracts if more than 30% of the Fund's total assets would be so invested.

     14. Issue senior securities, as defined in the 1940 Act, as amended from time to time, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

     15. Underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the 1933 Act in the resale of any securities owned by the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTION

     The Fund will not make any investment which would cause 25% or more of the market or other fair value of its total assets to be invested in the securities of issuers, all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (60)               Trustee      Trustee     Chairman and Chief Executive        66       Trustee/Director/
Blistex Inc.                                  since 2003  Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                the Fund Complex.
                                                          Heartland Alliance, a
                                                          nonprofit organization serving
                                                          human needs based in Chicago.
                                                          Director of St. Vincent de
                                                          Paul Center, a Chicago based
                                                          day care facility serving the
                                                          children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (67)             Trustee      Trustee     Prior to January 1999,              64       Trustee/Director/
33971 Selva Road                              since 1999  Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (65)                Trustee      Trustee     President of CAC, L.L.C., a         66       Trustee/Director/Managing
CAC, L.L.C.                                   since 2003  private company offering                     General Partner of
4350 LaJolla Village Drive                                capital investment and                       funds in the Fund
Suite 980                                                 management advisory services.                Complex. Director of
San Diego, CA 92122-6223                                  Prior to February 2001, Vice                 Stericycle, Inc.,
                                                          Chairmen and Director of                     Ventana Medical
                                                          Anixter International, Inc., a               Systems, Inc. and
                                                          global distributor of wire,                  GATX Corporation and
                                                          cable and communications                     Trustee of The
                                                          connectivity products. Prior                 Scripps Research
                                                          to July 2000, Managing Partner               Institute. Prior to
                                                          of Equity Group Corporate                    January 2005, Trustee
                                                          Investment (EGI), a company                  of the University of
                                                          that makes private investments               Chicago Hospitals and
                                                          in other companies.                          Health Systems. Prior
                                                                                                       to January 2004,
                                                                                                       Director of TeleTech
                                                                                                       Holdings Inc. and
                                                                                                       Arris Group, Inc.
                                                                                                       Prior to May 2002,
                                                                                                       Director of Peregrine
                                                                                                       Systems Inc. Prior to
                                                                                                       February 2001,
                                                                                                       Director of IMC
                                                                                                       Global Inc. Prior to
                                                                                                       July 2000, Director
                                                                                                       of Allied Riser
                                                                                                       Communications Corp.,
                                                                                                       Matria Healthcare
                                                                                                       Inc., Transmedia
                                                                                                       Networks, Inc., CNA
                                                                                                       Surety, Corp. and
                                                                                                       Grupo Azcarero Mexico
                                                                                                       (GAM).

Linda Hutton Heagy (57)          Trustee      Trustee     Managing Partner of Heidrick &      64       Trustee/Director/
Heidrick & Struggles                          since 1995  Struggles, an executive search               Managing General
233 South Wacker Drive                                    firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1990, Executive Vice President
                                                          of The Exchange National Bank.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee     Director and President of the       64       Trustee/Director/Managing
1744 R Street, NW                             since 1995  German Marshall Fund of the                  General Partner of
Washington, DC 20009                                      United States, an independent                funds in the Fund
                                                          U.S. foundation created to                   Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (70)               Trustee      Trustee     Prior to 1998, President and        66       Trustee/Director/Managing
14 Huron Trace                                since 2003  Chief Executive Officer of                   General Partner of
Galena, IL 61036                                          Pocklington Corporation, Inc.,               funds in the Fund
                                                          an investment holding company.               Complex. Director of
                                                          Director of the Marrow                       the Lake Forest Bank
                                                          Foundation.                                  & Trust.

Jack E. Nelson (69)              Trustee      Trustee     President of Nelson Investment      64       Trustee/Director/Managing
423 Country Club Drive                        since 1995  Planning Services, Inc., a                   General Partner of
Winter Park, FL 32789                                     financial planning company and               funds in the Fund
                                                          registered investment adviser                Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (65)        Trustee      Trustee     President Emeritus and              66       Trustee/Director/Managing
1126 E. 59th Street                           since 2003  Honorary Trustee of the                      General Partner of
Chicago, IL 60637                                         University of Chicago and the                funds in the Fund
                                                          Adam Smith Distinguished                     Complex. Director of
                                                          Service Professor in the                     Winston Laboratories,
                                                          Department of Economics at the               Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (64)   Trustee      Trustee     Chief Communications Officer        64       Trustee/Director/Managing
815 Cumberstone Road                          since 1999  of the National Academy of                   General Partner of
Harwood, MD 20776                                         Sciences/National Research                   funds in the Fund
                                                          Council, an independent,                     Complex. Director of
                                                          federally chartered policy                   Fluor Corp., an
                                                          institution, from 2001 to                    engineering,
                                                          November 2003 and Chief                      procurement and
                                                          Operating Officer from 1993 to               construction
                                                          2001. Director of the                        organization, since
                                                          Institute for Defense                        January 2004 and
                                                          Analyses, a federally funded                 Director of Neurogen
                                                          research and development                     Corporation, a
                                                          center, Director of the German               pharmaceutical
                                                          Marshall Fund of the United                  company, since
                                                          States, Director of the Rocky                January 1998.
                                                          Mountain Institute and Trustee
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEES*

                                                                                           NUMBER OF
                                                  TERM OF                                   FUNDS IN
                                                 OFFICE AND                                   FUND
                                POSITION(S)      LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS            HELD WITH          TIME     PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUND           SERVED    DURING PAST 5 YEARS           BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)        Trustee             Trustee     Partner in the law firm of        66       Trustee/Director/Managing
333 West Wacker Drive                            since 1995  Skadden, Arps, Slate,                      General Partner of
Chicago, IL 60606                                            Meagher & Flom LLP, legal                  funds in the Fund
                                                             counsel to funds in the Fund               Complex.
                                                             Complex.

------------------------------------

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (67)       President and       Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas  Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020           Executive                       since May 2003. Managing Director of Van Kampen Advisors
                             Officer                         Inc. since June 2003. Director of Investor Services since
                                                             September 2002. Director of the Adviser, Van Kampen
                                                             Investments and Van Kampen Exchange Corp. since January
                                                             2005. Managing Director of Van Kampen Advisors Inc. since
                                                             June 2003. Director of Investor Services since September
                                                             2002. Director of the Adviser, Van Kampen Investments and
                                                             Van Kampen Exchange Corp. since January 2005. Managing
                                                             Director of Morgan Stanley and Morgan Stanley & Co.
                                                             Incorporated. Managing Director and Director of Morgan
                                                             Stanley Investment Management Inc. Chief Administrative
                                                             Officer, Managing Director and Director of Morgan Stanley
                                                             Investment Advisors Inc. and Morgan Stanley Services Company
                                                             Inc. Managing Director and Director of Morgan Stanley
                                                             Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                             Executive Officer and Director of Morgan Stanley Trust.
                                                             Executive Vice President and Principal Executive Officer of
                                                             the Institutional and Retail Morgan Stanley Funds. Director
                                                             of Morgan Stanley SICAV. Previously Chief Global Operations
                                                             Officer of Morgan Stanley Investment Management Inc. and
                                                             Executive Vice President of funds in the Fund Complex from
                                                             May 2003 to September 2005.

Joseph J. McAlinden (63)     Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                             Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                             Vice President and Chief Investment Officer of funds in the
                                                             Fund Complex. Managing Director and Chief Investment Officer
                                                             of Van Kampen Investments, the Adviser and Van Kampen
                                                             Advisors Inc. since December 2002.

Amy R. Doberman (43)         Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                      since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                           Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                             the Adviser. Vice President of the Morgan Stanley
                                                             Institutional and Retail Funds since July 2004 and Vice
                                                             President of funds in the Fund Complex since August 2004.
                                                             Previously, Managing Director and General Counsel of
                                                             Americas, UBS Global Asset Management from July 2000 to July
                                                             2004 and General Counsel of Aeltus Investment Management,
                                                             Inc from January 1997 to July 2000.

Stefanie V. Chang (39)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas  and Secretary       since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                           Complex.

John L. Sullivan (50)        Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza             Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                   Director of Van Kampen Investments, the Adviser, Van Kampen
                                                             Advisors Inc. and certain other subsidiaries of Van Kampen
                                                             Investments, Vice President, Chief Financial Officer and
                                                             Treasurer of funds in the Fund Complex and head of Fund
                                                             Accounting for Morgan Stanley Investment Management Inc.
                                                             Prior to December 2002, Executive Director of Van Kampen
                                                             Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)         Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza             Officer and         since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181   Treasurer                       of funds in the Fund Complex since August 2005. Prior to
                                                             June 2005, Vice President and Chief Financial Officer of
                                                             Enterprise Capital Management, Inc., an investment holding company.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                  Fund Complex
                                                -------------------------------------------------
                                                                   Aggregate
                                                                   Estimated
                                                 Aggregate          Maximum
                                                Pension or          Annual              Total
                                                Retirement       Benefits from      Compensation
                               Aggregate         Benefits          the Fund            before
                              Compensation      Accrued as          Complex         Deferral from
                                from the          Part of            Upon               Fund
         Name(1)                Fund(2)         Expenses(3)      Retirement(4)       Complex(5)
         -------              ------------      -----------      -------------      -------------
INDEPENDENT TRUSTEES
David C. Arch                    $1,949           $40,874          $105,000           $222,935
Jerry D. Choate                   1,775            95,781            92,000            199,799
Rod Dammeyer                      1,949            73,108           105,000            222,935
Linda Hutton Heagy                1,938            29,065           100,000            214,425
R. Craig Kennedy                  1,938            20,314           100,000            214,425
Howard J Kerr                     1,949           158,695           103,750            222,935
Jack E. Nelson                    1,939           110,864            84,000            214,425
Hugo F. Sonnenschein              1,949            74,118           105,000            222,935
Suzanne H. Woolsey                1,938            68,505           100,000            214,425

INTERESTED TRUSTEE
Wayne W. Whalen(1)                1,949            80,233           105,000            222,935

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. J. Miles Branagan retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2004. Richard
    F. Powers III and Mitchell M. Merin resigned as members of the Board of Trustees of the Fund and other funds in the Fund Complex on September 22, 2005.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended September 30, 2005. The following trustees deferred compensation from the Fund during the fiscal year ended September 30, 2005: Mr. Choate, $1,775; Mr. Dammeyer, $1,949; Ms. Heagy, $1,938; Mr. Nelson, $1,938; Mr. Sonnenschein, $1,949; and Mr. Whalen, $1,949. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of September 30, 2005 is as follows: Mr. Branagan, $36,536; Mr. Choate, $21,159; Ms. Heagy, $33,157; Mr. Dammeyer, $4,806; Mr. Kennedy, $23,871; Mr.
    Miller, $1,500; Mr. Nelson, $61,259; Mr. Rees, $50,595; Mr. Robinson, $4,431; Mr. Rooney, $4,203; Mr. Sisto, $92,752; Mr. Sonnenschein, $5,268;
    and Mr. Whalen, $45,166. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2005. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2005 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Fund's last fiscal year, the Board of Trustees held 16 meetings. During the Fund's last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 4 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2005 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                            TRUSTEES
                                -------------------------------------------------------------------------------------------------
                                  ARCH     CHOATE    DAMMEYER    HEAGY     KENNEDY     KERR     NELSON    SONNENSCHEIN   WOOLSEY
                                  ----     ------    --------    -----     -------     ----     ------    ------------   -------
DOLLAR RANGE OF EQUITY
 SECURITIES IN THE FUND.......    none      none      none        $1-      $10,001-    none      none        none          none
                                                                $10,000     $50,000

AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE
 IN THE FUND COMPLEX..........  $50,001-    $1-       over      $50,001-    over        $1-       $1-      $10,001-      $10,001-
                                $100,000   $10,000   $100,000   $100,000   $100,000   $10,000   $10,000     $50,000       $50,000

INTERESTED TRUSTEE

                                                                 TRUSTEE
                                                              -------------
                                                                 WHALEN
                                                                 ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND...............    $1-10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX..............................................      over
                                                                $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

          2005 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                           TRUSTEE
                             ----------------------------------------------------------------------------------------------------
                               ARCH      CHOATE    DAMMEYER    HEAGY     KENNEDY      KERR      NELSON    SONNENSCHEIN   WOOLSEY
                               ----      ------    --------    -----     -------      ----      ------    ------------   -------
DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED
 COMPENSATION IN THE
 FUND......................    none       none      none        $1-      $10,001-     none       none        none          none
                                                              $10,000     $50,000

AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES AND
 DEFERRED COMPENSATION IN
 ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX...................  $50,001-     over      over        over      over        over       over        over        $10,001-
                             $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000     $100,000      $50,000

INTERESTED TRUSTEE

                                                                 TRUSTEE
                                                              -------------
                                                                 WHALEN
                                                                 ------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION
  IN THE FUND...............................................    $10,001-
                                                                 $50,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................      over
                                                                $100,000

     As of January 3, 2006, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory

Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

ADVISORY FEES

                                                              Fiscal Year Ended
                                                                September 30,
                                                    --------------------------------------
                                                       2005          2004          2003
                                                       ----          ----          ----
The Adviser received the approximate advisory
  fees of.......................................    $6,895,776    $7,607,300    $8,861,800

LITIGATION INVOLVING THE ADVISER

     The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation.

     The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation.

     The plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court recently granted in part and denied in part the defendants' motion to dismiss this action. The court dismissed all claims against the individual trustees, and also dismissed all claims against the Adviser and its affiliates except for a claim that the Adviser received excessive compensation for services during the one-year period preceding the filing of the action.

     The Adviser and one of the investment companies advised by the Adviser were named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleged, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint sought unspecified compensatory damages, punitive damages, fees and costs. The case was dismissed with prejudice but remains subject to ongoing appeals including an appeal to the United States Supreme Court.

     The Adviser, one of the investment companies advised by the Adviser, the Distributor, and certain officers and trustees of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements in connection with the issuance of shares of the fund that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The court recently approved the fairness of the settlement and entered judgment. The fund will not pay any amount towards the settlement.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of September 30, 2005, Scott F. Richard managed eight mutual funds with a total of approximately $12.1 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $516.2 million in assets; and nine other accounts (which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $2.3 billion in assets. Of these other accounts, one account with a total of approximately $258.3 million in assets had performance-based fees.

     As of September 30, 2005, Jaidip Singh managed four mutual funds with a total of approximately $4.7 billion in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $117.3 billion in assets.

     As of September 30, 2005, Michael Luo managed eight mutual funds with a total of approximately $9.7 billion in assets; no pooled investment vehicles other than mutual funds; and eight other accounts with a total of approximately $926.1 million in assets. Of these other accounts, one account with a total of approximately $208.8 million in assets had performance based fees.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. Except as described above, the portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Lehman Brothers Government/Mortgage Index and against appropriate rankings or ratings prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above.
      Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of September 30, 2005, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Scott F. Richard--none;

     Michael Luo--none;

     Jaidip Singh--none.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan

Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS

                                                             FISCAL YEAR ENDED
                                                               SEPTEMBER 30,
                                                        ----------------------------
                                                         2005      2004       2003
                                                         ----      ----       ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately*......................................  $64,600   $64,300   $108,100

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended September 30, 2005....................       $  767,137        $ 92,488
Fiscal year ended September 30, 2004....................       $  864,477        $103,753
Fiscal year ended September 30, 2003....................       $1,800,035        $195,110

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more*.........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The eighteen-month period (or one-year period, as applicable) ends on the first business day of the nineteenth month (or thirteenth month, as applicable) after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of September 30, 2005, there were approximately $30,922,300 and $1,566,700 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 26% and 7% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended September 30, 2005, the Fund's aggregate expenses paid under the Plans for Class A Shares were $2,881,964 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2005, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,275,932 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $947,817 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $328,115 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2005, the Fund's aggregate expenses paid under the Plans for Class C Shares were $236,898 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $9,781 for commissions and transaction fees paid to financial intermediaries in respect of sales of

Class C Shares of the Fund and $227,117 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen Funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen Funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Funds advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

     With respect to Morgan Stanley DW financial advisors and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares sold through Morgan Stanley DW's Mutual Fund Network (excluding sales through Morgan Stanley DW 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount up to 0.11% of the value (at the time of sale) of gross sales of a Fund's shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held in excess of $600 million; (2) for Class I Shares (excluding sales through Morgan Stanley DW 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the

Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such fund shares held; and (3) for shares sold through Morgan Stanley DW Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and (b) an ongoing annual fee in an amount up to 0.10% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley DW or other authorized dealers may provide Morgan Stanley DW or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) American Century Retirement Plan Services; (ii) Merrill Lynch Pierce, Fenner & Smith, Incorporated; (iii) Buck Consultants, Inc.; (iv) Fidelity Brokerage Services, Inc. & National Financial Services Corporation; (v) First Union National Bank; (vi) Franklin Templeton Investor Services, Inc.; (vii) Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.; (viii) Hewitt Associates, LLC; (ix) Huntington Bank; (x) AMVESCAP Retirement, Inc.; (xi) Lincoln National Life Insurance Company; (xii) Morgan Stanley DW Inc.; (xiii) National Deferred Compensations, Inc.; (xiv) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks; (xv) SunGuard Institutional Brokerage Inc.; (xvi) Union Bank of California, N.A.; (xvii) Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group Inc.); (xviii) Gold K Investment Services, Inc.; (xix) ABN AMRO Trust Services Co.; (xx) ING Financial Advisers, LLC; (xxi) Northern Trust Retirement Consulting, LLC and MetLife Securities, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

                                                                           Affiliated
                                                                             Brokers
                                                                         ---------------
                                                               All           Morgan
COMMISSIONS PAID:                                            Brokers     Stanley DW Inc.
-----------------                                            -------     ---------------
  Fiscal year ended September 30, 2005...................    $113,154          $0

  Fiscal year ended September 30, 2004...................    $ 67,802          $0
  Fiscal year ended September 30, 2003...................    $105,617          $0
Fiscal Year 2005 Percentages:
  Commissions with affiliate to total commissions........                       0%
  Value of brokerage transactions with affiliate to total
     transactions........................................                       0%

     During the fiscal year ended September 30, 2005, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the

Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC-Class A may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below.

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1 (d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares or Class C Shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) and (iii) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     If the Fund holds a "residual interest" (as defined in Section 860G(a)(2) the Code) in a REMIC, the portion of the income earned with respect to such residual interest that constitutes an "excess inclusion" (as defined in Section 860E(c) of the Code) must be allocated among the Fund's shareholders in proportion to the dividends received by the shareholders from the Fund. Such amounts that are allocated to tax-exempt shareholders will constitute unrelated business taxable income to such shareholders. If a tax-exempt shareholder is not subject to tax on unrelated business taxable income, then the Fund must pay a deductible tax on the portion of the excess inclusion allocable to that shareholder.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than

182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the

Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2005 was -1.85%, (ii) the five-year period ended September 30, 2005 was 4.62% and (iii) the ten-year period ended September 30, 2005 was 5.05%.

     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2005 was 3.22%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2005 was 3.45%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from July 16, 1984 (commencement of distribution of Class A Shares of the Fund) to September 30, 2005 was 327.22%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from July 16, 1984 (commencement of distribution of Class A Shares of the Fund) to September 30, 2005 was 348.47%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2005 was -1.56%, (ii) the five-year period ended September 30, 2005 was 4.61% and (iii) the ten-year period ended September 30, 2005 was 5.10%.

     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2005 was 2.64%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2005 was 2.87%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from December 20, 1991 (commencement of distribution of Class B Shares of the Fund) to September 30, 2005 was 104.60%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from December 20, 1991 (commencement of distribution of Class B Shares of the Fund) to September 30, 2005 was 104.60%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2005 was 1.43%, (ii) the five-year period ended September 30, 2005 was 4.85% and (iii) the ten-year period ended September 30, 2005 was 4.76%.

     The Fund's yield with respect to Class C Shares for the 30-day period ending September 30, 2005 was 2.65%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2005 was 2.88%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from March 10, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2005 was 77.77%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from March 10, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2005 was 77.77%.

CLASS I SHARES

     The Fund's average annual total return for Class I Shares for the approximately six-week period from August 12, 2005 (commencement of operations of Class I Shares of the Fund) to September 30, 2005 was 0.01%.

     The Fund's yield with respect to Class I Shares for the 30-day period ending September 30, 2005 was 3.63%. The Fund's current distribution rate with respect to the Class I Shares for the month ending September 30, 2005 was 3.87%.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

     The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
SERVICE PROVIDERS
State Street
  Bank and Trust
  Company (*).........  Full portfolio          Daily basis                   (2)
                        holdings
Institutional
  Shareholder Services
  (ISS) (proxy voting
  agent) (*)..........  Full portfolio          Twice a month                 (2)
                        holdings
Van Kampen Investor
  Services, Inc.
  (*).................  Full portfolio          As needed                     (2)
                        holdings
David Hall (*)........  Full portfolio          On a semi-annual              (3)
                        holdings                and annual fiscal
                                                basis
Windawi (*)...........  Full portfolio          On a semi-annual              (3)
                        holdings                and annual fiscal
                                                basis
FUND RATING AGENCIES
Lipper (*)............  Full portfolio          Monthly and           Approximately 1 day
                        holdings                quarterly basis       after previous
                                                                      month end and
                                                                      approximately 30
                                                                      days after quarter
                                                                      end, respectively
Morningstar (**)......  Full portfolio          Quarterly basis       Approximately 30
                        holdings                                      days after quarter
                                                                      end
Standard & Poor's
  (*).................  Full portfolio          Monthly               As of previous
                        holdings                                      month end
CONSULTANTS AND
  ANALYSTS
Arnerich Massena &
  Associates, Inc.
  (*).................  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Bloomberg (**)........  Full portfolio          Quarterly basis       Approximately 30
                        holdings                                      days after quarter
                                                                      end
Callan Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
Cambridge
  Associates (*)......  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
CTC Consulting,
  Inc. (**) ..........  Top Ten and Full        Quarterly basis       Approximately 15
                        portfolio holdings                            days after quarter
                                                                      end and
                                                                      approximately 30
                                                                      days after quarter
                                                                      end, respectively
Evaluation Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Fund Evaluation Group
  (**)................  Top Ten portfolio       Quarterly basis       At least 15 days
                        holdings (4)                                  after quarter end
Jeffrey Slocum &
  Associates (*)......  Full portfolio          Quarterly basis (6)   Approximately 10-12
                        holdings (5)                                  days after quarter
                                                                      end
Hammond
  Associates (**).....  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Hartland & Co. (**)...  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Hewitt Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Merrill Lynch (*).....  Full portfolio          Monthly basis         Approximately 1 day
                        holdings                                      after previous
                                                                      month end
Mobius (**)...........  Top Ten portfolio       Monthly basis         At least 15 days
                        holdings (4)                                  after month end
Nelsons (**)..........  Top Ten holdings (4)    Quarterly basis       At least 15 days
                                                                      after quarter end
Prime Buchholz &
  Associates,
  Inc. (**)...........  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
PSN (**)..............  Top Ten holdings (4)    Quarterly basis       At least 15 days
                                                                      after quarter end
PFM Asset
  Management LLC (*)..  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
Russell Investment
  Group/Russell/Mellon
  Analytical Services,
  Inc. (**)...........  Top Ten and Full        Monthly and           At least 15 days
                        portfolio holdings      quarterly basis       after month end and
                                                                      at least 30 days
                                                                      after quarter end,
                                                                      respectively
Stratford Advisory
  Group, Inc. (*).....  Top Ten portfolio       Quarterly basis (6)   Approximately 10-12
                        holdings (7)                                  days after quarter
                                                                      end
Thompson
  Financial (**)......  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Watershed Investment
  Consultants,
  Inc. (*)............  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Yanni Partners (**)...  Top Ten portfolio       Quarterly basis       At least 15 days
                        holdings (4)                                  after quarter end

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Proxy Policy").

     The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser generally will vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     - Generally, routine proposals will be voted in support of management.

     - With regard to the election of trustees/directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

     - The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

     - The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

     Conflicts of Interest. If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that special committee will have sole discretion to cast a vote.

     Third Parties. To assist in its responsibility for voting proxies, the Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

     Further Information. A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record filed with the SEC, are available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated September 30, 2005. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Fund's filing on Form N-CSR as filed with the SEC on November 29, 2005. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202)551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.